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                                      EXHIBIT 24

                                  POWER OF ATTORNEY

    The undersigned Director of The Ackerley Group, Inc. ("Company") hereby appoints each of Barry A. Ackerley and Denis M. Curley her true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the 1996 Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

    Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this 12th day of March, 1997.

                                  /s/ Gail A. Ackerley
                                  ---------------------------------
                                  Gail A. Ackerley
                                  Director

                                  POWER OF ATTORNEY

    The undersigned Director of The Ackerley Group, Inc. ("Company") hereby appoints each of Barry A. Ackerley and Denis M. Curley his true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the 1996 Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

    Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this 12th day of March, 1997.

                                  /s/ Richard P. Cooley
                                  --------------------------------
                                  Richard P. Cooley
                                  Director

                                  POWER OF ATTORNEY

    The undersigned Director of The Ackerley Group, Inc. ("Company") hereby appoints each of Barry A. Ackerley and Denis M. Curley his true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the 1996 Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

    Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this 12th day of March, 1997.

                                  /s/ M. Ian G. Gilchrist
                                  ---------------------------------
                                  M. Ian G. Gilchrist
                                  Director

                                  POWER OF ATTORNEY


    The undersigned Director of The Ackerley Group, Inc. ("Company") hereby appoints each of Barry A. Ackerley and Denis M. Curley his true and lawful attorney and agent, in name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable to cause the 1996 Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, and likewise to sign any and all amendments (the signing of any such instrument to be conclusive evidence that the attorney considers such instrument necessary or desirable), without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereby.

    Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed by the following person in the capacity indicated on this 12th day of March, 1997.

                                  /s/ Michel C. Thielen
                                  -------------------------------
                                  Michel C. Thielen
                                  Director